UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05914

Templeton Global Opportunities Trust

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (954) 527-7500

Date of fiscal year end: 12/31

Date of reporting period: 6/30/18

Item 1.	Reports to Stockholders.

FRANKLIN TEMPLETON INVESTMENTS

Semiannual Report and Shareholder Letter

June 30, 2018

Templeton Global Opportunities Trust

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Why choose Franklin Templeton Investments?

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Shareholder:

During the six months ended June 30, 2018, global markets were aided by price gains in oil and other commodities, generally upbeat regional economic data, encouraging corporate earnings reports and investor optimism about global economic growth. However, investor sentiment was dampened by Korean peninsula tensions, worries that central banks could raise interest rates due to strong economic growth and rising inflation, US trade conflict with China and other allies, and concerns about consumer data privacy. In this environment, global developed and emerging market stocks, as measured by the MSCI All Country World Index, had a -0.13% total return.1

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than 60 years ago. We continue to recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance.

Templeton Global Opportunities Trust’s semiannual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

As previously communicated, the Fund will reorganize with and into Templeton Growth Fund. The transaction is currently expected to be completed on or about August 24, 2018, but may be delayed if unforeseen circumstances arise. Shareholders will receive shares in the respective share class of Templeton Growth Fund with the same aggregate net asset value as their investment in the Fund.

Thank you for your trust and participation in Templeton Global Opportunities Trust. It has been our privilege to serve you.

Sincerely,

Alan Chua, CFA

Portfolio Manager

Templeton Global Opportunities Trust

This letter reflects our analysis and opinions as of June 30, 2018, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

CFA® is a trademark owned by CFA Institute.

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

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Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Semiannual Report

Templeton Global Opportunities Trust

This semiannual report for Templeton Global Opportunities Trust covers the period ended June 30, 2018. As previously communicated, the Fund will reorganize with and into Templeton Growth Fund. The transaction is currently expected to be completed on or about August 24, 2018, but may be delayed if unforeseen circumstances arise. Shareholders will receive shares in the respective share class of Templeton Growth Fund with the same aggregate net asset value as their investment in the Fund. Effective at the close of market on April 13, 2018, the Fund closed to all new investors, with limited exceptions. Existing shareholders can continue to invest in the Fund. The Fund will not accept any additional purchases after the close of market on or about August 17, 2018. The Fund reserves the right to change this policy at any time.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 65% of its total assets in the equity securities of companies located anywhere in the world, including developing or emerging markets.

Performance Overview

The Fund’s Class A shares had a -3.96% cumulative total return for the six months under review. In comparison, the MSCI All Country World Index (ACWI), which measures stock market performance in global developed and emerging markets, had a -0.13% total return.1 Please note that performance information is provided for reference and that we do not attempt to track the index but rather undertake investments on the basis of fundamental research. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Geographic Composition

Based on Total Net Assets as of 6/30/18

Economic and Market Overview

The global economy expanded during the six-month period under review amid generally upbeat economic data across regions. In this environment, global developed and emerging market stocks reached a new all-time high in January 2018, as measured by the MSCI ACWI. During the period, global markets were aided by price gains in oil and other commodities, encouraging corporate earnings reports and investor optimism about global economic growth. However, global stocks had a -0.13% total return for the six-month period, as measured by the MSCI ACWI, largely due to an overall decline in emerging market stocks.1

Global markets reflected investor concerns about tensions in the Korean peninsula and political uncertainties in the US and the European Union, as well as worries that strong economic growth and rising inflation in some parts of the world, particularly in the US, would lead central banks to increase interest rates sooner than expected. Markets were further pressured by the Trump administration’s protectionist trade policies, uncertainty surrounding the US-China trade relationship, and a broad sell-off in information technology (IT) stocks in March due to a potential for tighter regulation in the sector arising from concerns about consumer data privacy. An overall easing of tensions in the Korean peninsula and

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 13.

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intermittent US-China trade negotiations partially offset some of these concerns. However, US trade disputes with its allies and China near period-end dampened investor sentiment.

The US economy continued to grow during the six months under review. After moderating for three consecutive quarters, the economy grew faster in 2018’s second quarter, driven by consumer spending, exports, business investment and government spending. The unemployment rate declined from 4.1% in December 2017, as reported at the beginning of the six-month period, to 4.0% at period-end.2 Annual inflation, as measured by the Consumer Price Index, increased from 2.1% in December 2017, as reported at the beginning of the period, to 2.9% at period-end.2 The US Federal Reserve raised its target range for the federal funds rate in March and June 2018 and continued reducing its balance sheet as part of its ongoing plan to normalize monetary policy.

In Europe, the UK’s quarterly economic growth moderated in 2018’s first quarter amid a decline in construction output. The Bank of England kept its key policy rate unchanged during the period. The eurozone’s quarterly growth moderated in 2018’s first quarter due to a decline in external demand. The bloc’s annual inflation rate ended the period higher than in December 2017. The European Central Bank (ECB) kept its benchmark interest rate unchanged during the period. However, at its June meeting, the ECB announced it would further reduce its monthly bond purchases beginning in October 2018 and indicated it would conclude the program at the end of 2018 while continuing to keep interest rates unchanged through at least the summer of 2019.

In Asia, Japan’s quarterly gross domestic product (GDP) growth in 2018’s first quarter declined, the country’s first contraction since 2015’s fourth quarter, mainly due to a decline in private residential investment and household consumption. The Bank of Japan left its benchmark interest rate unchanged during the period and continued its monetary stimulus measures.

In emerging markets, Brazil’s quarterly GDP accelerated in 2018’s first quarter compared to the previous quarter. The country’s central bank cut its benchmark interest rate twice during the period to spur economic growth. Russia’s annual GDP grew in 2018’s first quarter compared to the prior-year period, amid the Bank of Russia’s continued policy support. China’s annual GDP moderated in 2018’s first quarter

Top 10 Countries

6/30/18

% of Total Net Assets
U.S.	24.5%
China	12.0%
South Korea	9.1%
U.K.	8.8%
Japan	7.7%
France	7.6%
India	4.2%
Hong Kong	2.7%
Netherlands	2.6%
Canada	2.6%

compared to the prior-year period. The People’s Bank of China left its benchmark interest rate unchanged during the period. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, declined during the period.

Investment Strategy

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. This includes our assessment of the potential impacts of material environmental, social and governance factors on the long-term risk and return profile of a company. We also consider a company’s price/earnings ratio, profit margins and liquidation value. As we look worldwide, we consider specific companies, rather than sectors or countries, to make our investment decisions. The Fund may, from time to time, use certain derivative instruments to seek to hedge against currency risks.

Manager’s Discussion

During the six months under review, Israel, the Fund’s sole country exposure in the Middle East and Africa region, contributed to performance relative to the MSCI ACWI. Elsewhere, stock selection in the UK, Canada and China benefited relative results. On a sector basis, key contributors to relative performance included stock selection and an underweighting in energy, notably in the oil, gas and consumable fuels industry.3 An underweighting in the consumer staples sector, especially a lack of exposure to

2. Source: US Bureau of Labor Statistics.

3. The energy sector comprises energy equipment and services and oil, gas and consumable fuels in the SOI.

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TEMPLETON GLOBAL OPPORTUNITIES TRUST

tobacco and an underweighting in food products, contributed.4 Stock selection and an underweighting in the industrials sector, particularly stock selection in machinery, also benefited relative results.5

In the energy sector, our positions in international energy company CNOOC (China), integrated energy company Husky Energy (Canada) and oil and gas firm BP (UK) aided relative performance. Shares of BP were supported by rising crude oil prices and solid quarterly results released in May. BP’s results reflected strong cost control and very strong operational and project delivery performance, resulting in increased oil and gas production and further improvements to its balance sheet. BP also stated the company’s board will discuss a dividend hike later in 2018.

Within industrials, an off-benchmark position in machinery firm CIMC Enric Holdings (China; not held at period-end) and a position in defense contractor BAE Systems (UK) drove relative performance.

Other notable contributors included our positions in media conglomerate Twenty-First Century Fox (US), pharmaceutical company Teva Pharmaceutical Industries (Israel), electronic parts maker Murata Manufacturing (Japan), multinational software company Microsoft (US) and chemicals company Johnson Matthey (UK). Microsoft’s shares rose as its cloud computing business continued to grow and many software clients transitioned to its subscription-based services. Microsoft reported solid quarterly growth in revenues and a better-than-expected increase in earnings per share aided by strict expense management and better hardware gross margins.

In contrast, an overweighted allocation and stock selection in Asia, especially an overweighing in South Korea, detracted from the Fund’s relative results. An underweighted allocation and stock selection in North America, notably in the US, dampened relative results. Stock selection and an overweighting in Europe also detracted, particularly positioning in France and the Netherlands. On a sector basis, stock selection and an overweighting in financials, especially in banks, detracted from relative returns.6 Stock selection and an underweighting in the IT sector hindered relative results, especially stock selection in the technology hardware, storage

Top 10 Sectors/Industries

6/30/18

% of Total Net Assets
Banks	14.7%
Oil, Gas & Consumable Fuels	10.3%
Pharmaceuticals	9.4%
Technology Hardware, Storage & Peripherals	4.4%
Insurance	4.3%
Biotechnology	4.1%
Media	2.9%
Electronic Equipment, Instruments & Components	2.7%
Internet Software & Services	2.7%
Software	2.7%

and peripherals industry.7 Stock selection and an underweighting in consumer discretionary also hurt relative results, notably a lack of exposure to internet and direct marketing retail and an overweighting in auto components.8

In the financials sector, our positions in South Korean banks KB Financial Group and Hana Financial Group, as well as insurance company Samsung Life Insurance (South Korea), hindered relative results. Shares of KB Financial and Hana Financial declined amid general concerns about regulatory and geopolitical risks in South Korea.

Within IT, our positions in electronic equipment company Omron (Japan), multinational electronics company Samsung Electronics (South Korea) and communications equipment company CommScope Holding (US) hindered relative performance. CommScope’s shares declined after pricing pressures negatively impacted the company’s margins. Further hurting shares was the company’s reduction of its full year guidance in May due to pricing pressures and higher input costs.

In consumer discretionary, our positions in auto parts maker Hyundai Mobis (South Korea), cable company Comcast (US) and tire manufacturer Michelin (France) hindered relative results. Shares of Comcast declined after it made a surprise bid for Sky (UK; not a Fund holding). Many investors were skeptical of the Comcast bid, given the lack of any meaningful

4. The consumer staples sector comprises food and staples retailing, food products and household products in the SOI.

5. The industrials sector comprises aerospace and defense, air freight and logistics, building products, industrial conglomerates, machinery and marine in the SOI.

6. The financials sector comprises banks, capital markets, consumer finance, diversified financial services and insurance in the SOI.

7. The IT sector comprises communications equipment; electronic equipment, instruments and components; internet software and services; IT services; semiconductors and semiconductor equipment; software; and technology hardware, storage and peripherals in the SOI.

8. The consumer discretionary sector comprises auto components, automobiles, leisure products, media, multiline retail and specialty retail in the SOI.

See www.franklintempletondatasources.com for additional data provider information.

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Top 10 Holdings

6/30/18

Company Sector/Industry, Country	% of Total Net Assets
Samsung Electronics Co. Ltd. Technology Hardware, Storage & Peripherals, South Korea	3.0%
Hana Financial Group Inc. Banks, South Korea	2.1%
KB Financial Group Inc. Banks, South Korea	1.9%
Amgen Inc. Biotechnology, U.S.	1.8%
Citigroup Inc. Banks, U.S.	1.8%
Oracle Corp. Software, U.S.	1.7%
BP PLC Oil, Gas & Consumable Fuels, U.K.	1.6%
Twenty-First Century Fox Inc. Media, U.S.	1.5%
Baidu Inc. Internet Software & Services, China	1.5%
Royal Dutch Shell PLC Oil, Gas & Consumable Fuels, U.K.	1.4%

cross border synergies and the likely instigation of a bidding war with two major media companies.

Other key detractors from the Fund’s relative results included mining company Sumitomo Metal Mining (Japan).

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the US dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer US dollars. This can have a negative effect on Fund performance. Conversely, when the US dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2018, the US dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s investment primarily in securities with non-US currency exposure.

Thank you for your participation in Templeton Global Opportunities Trust. It has been our privilege to serve your investment needs.

Alan Chua, CFA

Joanne Wong, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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TEMPLETON GLOBAL OPPORTUNITIES TRUST

Performance Summary as of June 30, 2018

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 6/30/181

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A
6-Month	-3.96%	-9.49%
1-Year	+5.65%	-0.43%
5-Year	+36.74%	+5.21%
10-Year	+46.07%	+3.25%

Advisor[4]
6-Month	-3.84%	-3.84%
1-Year	+5.89%	+5.89%
5-Year	+38.47%	+6.73%
10-Year	+49.51%	+4.10%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 8 for Performance Summary footnotes.

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TEMPLETON GLOBAL OPPORTUNITIES TRUST

PERFORMANCE SUMMARY

Total Annual Operating Expenses5

Share Class	With Waiver	Without Waiver

A	1.28%	1.33%

Advisor	1.03%	1.08%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in emerging markets involve heightened risks related to the same factors. Because the Fund may invest its assets in companies in a specific region, including Europe, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in companies in Europe. In addition, smaller company stocks have historically experienced more price volatility than larger company stocks, especially over the short term. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio, which may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits, and may realize losses when a counterparty fails to perform as promised. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/19. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Effective 5/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +125.23% and +9.26%.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Expenses Paid During Period 1/1/18–6/30/18[1,2]	Ending Account Value 6/30/18	Expenses Paid During Period 1/1/18–6/30/18[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$960.40	$6.27	$1,018.40	$6.46	1.29%
C	$1,000	$957.00	$9.90	$1,014.68	$10.19	2.04%
Advisor	$1,000	$961.60	$5.06	$1,019.64	$5.21	1.04%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Financial Highlights

	Six Months Ended June 30, 2018	Year Ended December 31,
	(unaudited)	2017	2016	2015	2014	2013

Class A

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$22.73	$19.19	$17.80	$20.58	$23.32	$18.72

Income from investment operations[a]:

Net investment income[b]	0.17	0.26	0.30 [c]	0.21	0.36 [d]	0.22

Net realized and unrealized gains (losses)	(1.07)	3.95	1.53	(1.80)	(1.29)	4.59

Total from investment operations	(0.90)	4.21	1.83	(1.59)	(0.93)	4.81

Less distributions from:

Net investment income	—	(0.37)	(0.31)	(0.12)	(0.48)	(0.21)

Net realized gains	—	(0.30)	(0.13)	(1.07)	(1.33)	—

Total distributions	—	(0.67)	(0.44)	(1.19)	(1.81)	(0.21)

Net asset value, end of period	$21.83	$22.73	$19.19	$17.80	$20.58	$23.32

Total return[e]	(3.96)%	22.04%	10.33%	(7.77)%	(4.06)%	25.75%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	1.33%	1.36%	1.36%	1.35%	1.31%	1.32%

Expenses net of waiver and payments by affiliates	1.29%	1.31% [g]	1.33%	1.35% [h]	1.31%	1.32%

Net investment income	1.48%	1.23%	1.66% [c]	1.06%	1.52% [d]	1.04%

Supplemental data

Net assets, end of period (000’s)	$370,714	$404,778	$378,648	$388,633	$471,936	$583,419

Portfolio turnover rate	11.22%	22.71%	22.62%	15.02%	23.19%	28.17%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.30%.

dNet investment income per share includes approximately $0.15 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.88%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FINANCIAL HIGHLIGHTS

	Six Months Ended June 30, 2018	Year Ended December 31,
	(unaudited)	2017	2016	2015	2014	2013
Class C

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$22.11	$18.71	$17.37	$20.14	$22.85	$18.40

Income from investment operations[a]:

Net investment income[b]	0.08	0.10	0.16 [c]	0.06	0.17 [d]	0.06

Net realized and unrealized gains (losses)	(1.03)	3.82	1.49	(1.74)	(1.25)	4.50

Total from investment operations	(0.95)	3.92	1.65	(1.68)	(1.08)	4.56

Less distributions from:

Net investment income	—	(0.22)	(0.18)	(0.02)	(0.30)	(0.11)

Net realized gains	—	(0.30)	(0.13)	(1.07)	(1.33)	—

Total distributions	—	(0.52)	(0.31)	(1.09)	(1.63)	(0.11)

Net asset value, end of period	$21.16	$22.11	$18.71	$17.37	$20.14	$22.85

Total return[e]	(4.30)%	21.07%	9.50%	(8.40)%	(4.79)%	24.83%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	2.08%	2.11%	2.11%	2.10%	2.06%	2.07%

Expenses net of waiver and payments by affiliates	2.04%	2.06% [g]	2.08%	2.10% [h]	2.06%	2.07%

Net investment income	0.73%	0.48%	0.91% [c]	0.31%	0.77% [d]	0.29%

Supplemental data

Net assets, end of period (000’s)	$26,572	$29,967	$27,773	$29,718	$33,967	$39,007

Portfolio turnover rate	11.22%	22.71%	22.62%	15.02%	23.19%	28.17%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.55%.

dNet investment income per share includes approximately $0.15 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.13%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	11

TEMPLETON GLOBAL OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013
Advisor Class

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$22.68	$19.16	$17.77	$20.55	$23.30	$18.70

Income from investment operations[a]:

Net investment income[b]	0.20	0.31	0.33 [c]	0.27	0.40 [d]	0.25

Net realized and unrealized gains (losses)	(1.07)	3.94	1.55	(1.81)	(1.27)	4.62

Total from investment operations	(0.87)	4.25	1.88	(1.54)	(0.87)	4.87

Less distributions from:

Net investment income	—	(0.43)	(0.36)	(0.17)	(0.55)	(0.27)

Net realized gains	—	(0.30)	(0.13)	(1.07)	(1.33)	—

Total distributions	—	(0.73)	(0.49)	(1.24)	(1.88)	(0.27)

Net asset value, end of period	$21.81	$22.68	$19.16	$17.77	$20.55	$23.30

Total return[e]	(3.84)%	22.29%	10.63%	(7.53)%	(3.82)%	26.14%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	1.08%	1.11%	1.11%	1.10%	1.06%	1.07%

Expenses net of waiver and payments by affiliates	1.04%	1.06% [g]	1.08%	1.10% [h]	1.06%	1.07%

Net investment income	1.73%	1.48%	1.91% [c]	1.31%	1.77% [d]	1.29%

Supplemental data

Net assets, end of period (000’s)	$20,255	$20,695	$10,137	$9,519	$12,734	$10,679

Portfolio turnover rate	11.22%	22.71%	22.62%	15.02%	23.19%	28.17%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.55%.

dNet investment income per share includes approximately $0.15 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.13%.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

12	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON GLOBAL OPPORTUNITIES TRUST

Statement of Investments, June 30, 2018 (unaudited)

	Industry	Shares	Value

Common Stocks 96.0%
Belgium 0.4%
UCB SA	Pharmaceuticals	22,731	$1,788,400

Canada 2.6%

Husky Energy Inc.	Oil, Gas & Consumable Fuels	363,800	5,672,091
Wheaton Precious Metals Corp.	Metals & Mining	226,413	4,999,624

			10,671,715

China 12.0%

[a] Baidu Inc., ADR	Internet Software & Services	25,580	6,215,940
Brilliance China Automotive Holdings Ltd.	Automobiles	1,728,000	3,118,573
China Life Insurance Co. Ltd., H	Insurance	1,009,000	2,604,145
China Medical System Holdings Ltd.	Pharmaceuticals	1,244,000	2,486,082
China Mobile Ltd.	Wireless Telecommunication Services	349,900	3,108,319
China Telecom Corp. Ltd., H	Diversified Telecommunication Services	10,057,610	4,704,460
CNOOC Ltd.	Oil, Gas & Consumable Fuels	3,362,000	5,801,834
Greatview Aseptic Packaging Co. Ltd.	Containers & Packaging	5,661,000	3,376,665
Hilong Holding Ltd.	Energy Equipment & Services	14,169,000	2,203,170
Hollysys Automation Technologies Ltd.	Electronic Equipment, Instruments & Components	118,510	2,623,811
Kunlun Energy Co. Ltd.	Oil, Gas & Consumable Fuels	2,322,000	2,033,143
Shandong Weigao Group Medical Polymer Co. Ltd., H	Health Care Equipment & Supplies	6,068,000	4,292,274
Shanghai Pharmaceuticals Holding Co. Ltd., H	Health Care Providers & Services	1,484,300	4,095,704
Sinopharm Group Co. Ltd., H	Health Care Providers & Services	876,800	3,525,728

			50,189,848

Denmark 0.4%

A.P. Moeller-Maersk AS, B	Marine	1,407	1,753,648

France 7.6%

AXA SA	Insurance	143,232	3,516,757
BNP Paribas SA	Banks	92,621	5,755,889
Cie Generale des Etablissements Michelin SCA	Auto Components	40,301	4,911,036
Compagnie de Saint-Gobain	Building Products	77,965	3,486,030
Sanofi	Pharmaceuticals	63,644	5,104,709
Total SA	Oil, Gas & Consumable Fuels	91,541	5,583,960
Veolia Environnement SA	Multi-Utilities	155,104	3,321,685

			31,680,066

Germany 2.5%

HeidelbergCement AG	Construction Materials	20,430	1,720,506
Merck KGaA	Pharmaceuticals	36,557	3,571,525
Siemens AG, ADR	Industrial Conglomerates	75,024	4,942,956

			10,234,987

Hong Kong 2.7%

[a] NewOcean Energy Holdings Ltd.	Oil, Gas & Consumable Fuels	9,444,200	1,925,902
Swire Pacific Ltd., A	Real Estate Management & Development	415,000	4,395,396
Vinda International Holdings Ltd.	Household Products	1,764,000	3,062,137
VTech Holdings Ltd.	Communications Equipment	175,400	2,024,263

			11,407,698

India 4.2%

Biocon Ltd.	Biotechnology	486,593	4,403,574
Hero Motocorp Ltd.	Automobiles	72,567	3,681,880
Oberoi Realty Ltd.	Real Estate Management & Development	598,167	4,170,830
Torrent Pharmaceuticals Ltd.	Pharmaceuticals	257,655	5,273,346

			17,529,630

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TEMPLETON GLOBAL OPPORTUNITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

	Industry	Shares	Value

Common Stocks (continued)
Indonesia 0.5%

Matahari Department Store Tbk PT	Multiline Retail	3,587,000	$2,202,763

Ireland 1.0%

CRH PLC	Construction Materials	111,753	3,962,697

Israel 1.1%

Teva Pharmaceutical Industries Ltd., ADR	Pharmaceuticals	191,794	4,664,430

Italy 2.2%

Eni SpA	Oil, Gas & Consumable Fuels	192,062	3,569,237
UniCredit SpA	Banks	340,615	5,689,201

			9,258,438

Japan 7.7%

Ajinomoto Co. Inc.	Food Products	184,400	3,491,598
IHI Corp.	Machinery	133,800	4,665,685
INPEX Corp.	Oil, Gas & Consumable Fuels	179,900	1,868,152
Murata Manufacturing Co. Ltd.	Electronic Equipment, Instruments & Components	28,900	4,861,267
Omron Corp.	Electronic Equipment, Instruments & Components	85,200	3,979,258
Seven & i Holdings Co. Ltd.	Food & Staples Retailing	74,600	3,255,726
SoftBank Group Corp.	Wireless Telecommunication Services	73,800	5,315,573
Sumitomo Metal Mining Co. Ltd.	Metals & Mining	125,100	4,789,501

			32,226,760

Luxembourg 0.3%

L’Occitane International SA	Specialty Retail	689,950	1,139,650

Netherlands 2.6%

Aegon NV	Insurance	567,341	3,404,412
ING Groep NV	Banks	127,236	1,832,634
NN Group NV	Insurance	63,491	2,584,421
SBM Offshore NV	Energy Equipment & Services	200,852	3,126,917

			10,948,384

Singapore 0.7%

Singapore Telecommunications Ltd.	Diversified Telecommunication Services	1,295,900	2,929,555

South Korea 7.7%

Hana Financial Group Inc.	Banks	224,973	8,642,723
Hyundai Mobis Co. Ltd.	Auto Components	17,759	3,375,388
KB Financial Group Inc.	Banks	170,552	8,073,468
Lotte Chemical Corp.	Chemicals	10,139	3,163,324
Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	159,214	6,658,896
Samsung Life Insurance Co. Ltd.	Insurance	26,250	2,315,761

			32,229,560

Switzerland 2.2%

Roche Holding AG	Pharmaceuticals	22,397	4,987,539
UBS Group AG	Capital Markets	279,768	4,329,003

			9,316,542

Taiwan 1.8%

Catcher Technology Co. Ltd.	Technology Hardware, Storage & Peripherals	244,000	2,731,403
Quanta Computer Inc.	Technology Hardware, Storage & Peripherals	1,635,000	2,871,529
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	243,000	1,727,053

			7,329,985

14	Semiannual Report	franklintempleton.com

TEMPLETON GLOBAL OPPORTUNITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

	Industry	Shares	Value

Common Stocks (continued)
Thailand 2.5%

Bangkok Bank PCL, fgn	Banks	836,400	$5,031,073
PTT Global Chemical PCL, fgn	Chemicals	1,613,500	3,569,258
Siam Commercial Bank PCL, fgn	Banks	479,100	1,720,404

			10,320,735

United Kingdom 8.8%

BAE Systems PLC	Aerospace & Defense	502,879	4,295,411
Barclays PLC	Banks	1,462,955	3,651,439
BP PLC	Oil, Gas & Consumable Fuels	870,186	6,645,636
HSBC Holdings PLC	Banks	438,459	4,115,159
Johnson Matthey PLC	Chemicals	82,198	3,928,449
Kingfisher PLC	Specialty Retail	1,009,498	3,959,435
Royal Dutch Shell PLC, A	Oil, Gas & Consumable Fuels	7,983	277,158
Royal Dutch Shell PLC, B	Oil, Gas & Consumable Fuels	157,231	5,634,291
Standard Chartered PLC	Banks	445,716	4,144,121

			36,651,099

United States 24.5%

Allergan PLC	Pharmaceuticals	27,880	4,648,154
[a] Alphabet Inc., A	Internet Software & Services	4,340	4,900,684
American International Group Inc.	Insurance	70,150	3,719,353
Amgen Inc.	Biotechnology	41,820	7,719,554
Apache Corp.	Oil, Gas & Consumable Fuels	82,680	3,865,290
Capital One Financial Corp.	Consumer Finance	58,590	5,384,421
Citigroup Inc.	Banks	114,130	7,637,579
Comcast Corp., A	Media	172,080	5,645,945
[a] CommScope Holding Co. Inc.	Communications Equipment	83,200	2,429,856
DXC Technology Co.	IT Services	16,280	1,312,331
Eli Lilly & Co.	Pharmaceuticals	47,480	4,051,468
Gilead Sciences Inc.	Biotechnology	71,800	5,086,312
JPMorgan Chase & Co.	Banks	48,820	5,087,044
Mattel Inc.	Leisure Products	266,100	4,369,362
Medtronic PLC	Health Care Equipment & Supplies	36,970	3,165,002
Microsoft Corp.	Software	42,599	4,200,687
[a] Navistar International Corp.	Machinery	109,330	4,451,918
Oracle Corp.	Software	6,887,103	6,887,103
Perspecta Inc.	IT Services	8,140	167,277
Pfizer Inc.	Pharmaceuticals	73,724	2,674,707
Twenty-First Century Fox Inc., A.	Media	129,910	6,455,228
United Parcel Service Inc., B	Air Freight & Logistics	31,200	3,314,376
Voya Financial Inc.	Diversified Financial Services	108,300	5,090,100

			102,263,751

Total Common Stocks (Cost $317,055,104)			400,700,341

Preferred Stocks (Cost $5,731,660) 1.4%
South Korea 1.4%

[b] Samsung Electronics Co. Ltd., 3.397%, pfd	Technology Hardware, Storage & Peripherals	176,332	5,952,035

Total Investments before Short Term Investments (Cost $322,786,764)			406,652,376

franklintempleton.com	Semiannual Report	15

TEMPLETON GLOBAL OPPORTUNITIES TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

	Principal Amount	Value

Short Term Investments (Cost $9,199,179) 2.2%

U.S. Government and Agency Securities 2.2%
United States 2.2%
[c] FHLB, 7/02/18	$9,200,000	$9,200,000

Total Investments (Cost $331,985,943) 99.6%		415,852,376

Other Assets, less Liabilities 0.4%		1,687,905

Net Assets 100.0%		$417,540,281

See Abbreviations on page 27.

aNon-income producing.

bVariable rate security. The rate shown represents the yield at period end.

cThe security was issued on a discount basis with no stated coupon rate.

16	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON GLOBAL OPPORTUNITIES TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2018 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$331,985,943

Value - Unaffiliated issuers	$415,852,376
Cash	128,165
Receivables:
Investment securities sold	1,100,671
Capital shares sold	83,547
Dividends	1,118,700
European Union tax reclaims	294,376
Other assets	1,135

Total assets	418,578,970

Liabilities:
Payables:
Capital shares redeemed	325,284
Management fees	300,246
Distribution fees	208,483
Transfer agent fees	31,168
Accrued expenses and other liabilities	173,508

Total liabilities	1,038,689

Net assets, at value	$417,540,281

Net assets consist of:
Paid-in capital	$306,415,550
Undistributed net investment income	3,411,648
Net unrealized appreciation (depreciation)	83,844,299
Accumulated net realized gain (loss)	23,868,784

Net assets, at value	$417,540,281

Class A:
Net assets, at value	$370,713,585

Shares outstanding	16,984,665

Net asset value per share[a]	$21.83

Maximum offering price per share (net asset value per share ÷ 94.25%)	$23.16

Class C:
Net assets, at value	$26,571,675

Shares outstanding	1,255,929

Net asset value and maximum offering price per share[a]	$21.16

Advisor Class:
Net assets, at value	$20,255,021

Shares outstanding	928,730

Net asset value and maximum offering price per share	$21.81

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	17

TEMPLETON GLOBAL OPPORTUNITIES TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2018 (unaudited)

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$6,092,005
Interest:
Unaffiliated issuers	81,915

Total investment income	6,173,920

Expenses:
Management fees (Note 3a)	1,985,040
Distribution fees: (Note 3c)
Class A	492,592
Class C	148,555
Transfer agent fees: (Note 3e)
Class A	191,244
Class C	14,418
Advisor Class	10,375
Custodian fees (Note 4)	30,345
Reports to shareholders	25,623
Registration and filing fees	34,756
Professional fees	47,653
Trustees’ fees and expenses	23,357
Other	67,137

Total expenses	3,071,095
Expenses waived/paid by affiliates (Note 3f)	(92,793)

Net expenses	2,978,302

Net investment income	3,195,618

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	23,579,315
Foreign currency transactions	(94,095)

Net realized gain (loss)	23,485,220

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(44,618,406)
Translation of other assets and liabilities denominated in foreign currencies	(41,827)
Change in deferred taxes on unrealized appreciation	648,277

Net change in unrealized appreciation (depreciation)	(44,011,956)

Net realized and unrealized gain (loss)	(20,526,736)

Net increase (decrease) in net assets resulting from operations	$(17,331,118)

*Foreign taxes withheld on dividends	$569,045

18	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON GLOBAL OPPORTUNITIES TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017
Increase (decrease) in net assets:
Operations:
Net investment income	$ 3,195,618	$ 5,191,341
Net realized gain (loss)	23,485,220	14,373,443
Net change in unrealized appreciation (depreciation)	(44,011,956)	67,126,357

Net increase (decrease) in net assets resulting from operations	(17,331,118)	86,691,141

Distributions to shareholders from:
Net investment income:
Class A	—	(6,555,244)
Class C	—	(301,337)
Advisor Class	—	(369,891)
Net realized gains:
Class A	—	(5,280,075)
Class C	—	(403,254)
Advisor Class	—	(268,248)

Total distributions to shareholders	—	(13,178,049)

Capital share transactions: (Note 2)
Class A	(18,865,782)	(40,032,213)
Class C	(2,132,352)	(2,623,372)
Advisor Class	429,426	8,024,596

Total capital share transactions	(20,568,708)	(34,630,989)

Net increase (decrease) in net assets	(37,899,826)	38,882,103
Net assets:
Beginning of period	455,440,107	416,558,004

End of period	$417,540,281	$455,440,107

Undistributed net investment income included in net assets: End of period	$ 3,411,648	$ 216,030

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	19

TEMPLETON GLOBAL OPPORTUNITIES TRUST

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Templeton Global Opportunities Trust (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers three classes of shares: Class A, Class C, and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees. The Fund was closed to new investors with limited exceptions effective at the close of market on April 13, 2018.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is

20	Semiannual Report	franklintempleton.com

TEMPLETON GLOBAL OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At June 30, 2018, the Fund had no securities on loan.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income

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TEMPLETON GLOBAL OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting Policies (continued)

d. Income and Deferred Taxes (continued)

and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

2. Shares of Beneficial Interest

At June 30, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2018		Year Ended December 31, 2017

	Shares	Amount	Shares	Amount

Class A Shares:

Shares sold	692,786	$16,000,139	1,602,885	$34,202,125
Shares issued in reinvestment of distributions	—	—	430,688	9,559,617
Shares redeemed	(1,516,392)	(34,865,921)	(3,953,630)	(83,793,955)

Net increase (decrease)	(823,606)	$(18,865,782)	(1,920,057)	$(40,032,213)

Class C Shares:

Shares sold	91,115	$2,076,578	132,981	$2,789,217
Shares issued in reinvestment of distributions	—	—	32,374	694,283
Shares redeemed	(190,251)	(4,208,930)	(294,828)	(6,106,872)

Net increase (decrease)	(99,136)	$(2,132,352)	(129,473)	$(2,623,372)

Advisor Class Shares:
Shares sold	165,387	$3,836,956	631,748	$13,328,720
Shares issued in reinvestment of distributions	—	—	25,706	570,891
Shares redeemed	(148,976)	(3,407,530)	(274,272)	(5,875,015)

Net increase (decrease)	16,411	$429,426	383,182	$8,024,596

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Investment Counsel, LLC (TIC)	Investment manager
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Investments (Asia) Limited (FTIA)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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TEMPLETON GLOBAL OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates (continued)

a. Management Fees

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.900%	Up to and including $200 million
0.885%	Over $200 million, up to and including $700 million
0.850%	Over $700 million, up to and including $1 billion
0.830%	Over $1 billion, up to and including $1.2 billion
0.805%	Over $1.2 billion, up to and including $5 billion
0.785%	Over $5 billion, up to and including $10 billion
0.765%	Over $10 billion, up to and including $15 billion
0.745%	Over $15 billion, up to and including $20 billion
0.725%	In excess of $20 billion

For the period ended June 30, 2018, the annualized gross effective investment management fee rate was 0.892% of the Fund’s average daily net assets.

Under a subadvisory agreement, TAML and FTIA, affiliates of TIC, provide subadvisory services to the Fund. The subadvisory fee is paid by TIC based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

b. Administrative Fees

Under an agreement with TIC, FT Services provides administrative services to the Fund. The fee is paid by TIC based on Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	1.00%

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$11,896
CDSC retained	$427

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Effective November 1, 2017, the fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. Prior to November 1, 2017, the fees were account based fees that varied based on fund or account type. In addition, each class reimburses Investor Services for out of pocket expenses incurred and reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the period ended June 30, 2018, the Fund paid transfer agent fees of $216,037, of which $120,435 was retained by Investor Services.

f. Waiver and Expense Reimbursements

TIC has contractually agreed in advance to limit the investment management fees to 0.85% of the average daily net assets of the Fund until April 30, 2019.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2018, there were no credits earned.

5. Income Taxes

At June 30, 2018, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$335,074,850

Unrealized appreciation	$104,564,587
Unrealized depreciation	(23,787,061)

Net unrealized appreciation (depreciation)	$ 80,777,526

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2018, aggregated $49,083,294 and $74,007,482, respectively.

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TEMPLETON GLOBAL OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Upcoming Acquisition/Reorganization

On February 27, 2018, the Board for the Fund approved a proposal to reorganize the Fund with and into Templeton Growth Fund. On August 3, 2018, shareholders of the Fund approved the proposal. Upon completion of the reorganization on or about August 24, 2018, assets in the Fund will be transferred into Templeton Growth Fund.

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2018, the Fund did not use the Global Credit Facility.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

A summary of inputs used as of June 30, 2018, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:[a]
Equity Investments[b]	$406,652,376	$—	$—	$406,652,376
Short Term Investments	—	9,200,000	—	9,200,000

Total Investments in Securities	$406,652,376	$9,200,000	$—	$415,852,376

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and preferred stocks.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that in addition to those events previously disclosed, the following subsequent events require disclosure:

On February 27, 2018, the Board approved an automatic conversion feature for Class C that will convert shareholders’ Class C shares into Class A shares after they have been held for 10 years. The conversion feature will become effective on a future date prior to the calendar year end of 2018. Further details are disclosed in the Fund’s Prospectus.

On May 18, 2018, the Board approved changes to certain front-end sales charges and dealer commissions on Class A shares. The changes will become effective on or about September 10, 2018. Further details are disclosed in the Fund’s Prospectus.

Abbreviations

Selected Portfolio

ADR	American Depositary Receipt
FHLB	Federal Home Loan Bank

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TEMPLETON GLOBAL OPPORTUNITIES TRUST

Special Meeting of Shareholders

August 3, 2018

(UNAUDITED)

A Special Meeting of Shareholders of Templeton Global Opportunities Trust (the “Fund”), was held at the offices of Franklin Templeton Investments, 300 S.E. 2nd Street, Fort Lauderdale, Florida, on August 3, 2018. The purpose of the meeting was to approve an Agreement and Plan of Reorganization between Templeton Global Opportunities Trust and Templeton Growth Fund, Inc., that provides for: (i) the acquisition of substantially all of the assets of Templeton Global Opportunities Trust by Templeton Growth Fund, Inc. in exchange solely for shares of Templeton Growth Fund, Inc.; (ii) the distribution of such shares to the shareholders of Templeton Global Opportunities Trust; and (iii) the complete liquidation and dissolution of Templeton Global Opportunities Trust; and to transact such other business as may properly come before the meeting. The proposal was approved by shareholders. No other business was transacted at the meeting with respect to the Fund.

The results of the voting at the Special Meeting are as follows:

Proposal:	To approve an Agreement and Plan of Reorganization between the Templeton Global Opportunities Trust and the Templeton Growth Fund, Inc.:

	Shares Voted	% of Outstanding Shares	% of Shares Present

For	7,399,381	37.70%	67.12%

Against	196,045	1.00%	1.78%

Abstain	3,429,488	17.47%	31.11%

The Proposal required the affirmative vote of the lesser of: (i) a majority of the outstanding shares of the Fund; or (ii) 67% or more of the outstanding shares of the Fund present at or represented by proxy at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy (a 1940 Act Majority Vote).

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Shareholder Information

Board Approval of Investment Management Agreements

TEMPLETON GLOBAL OPPORTUNITIES TRUST

(Fund)

At an in-person meeting held on February 27, 2018 (Meeting), the Board of Trustees (Board) of the Fund, including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Templeton Investment Counsel, LLC (TIC) and the Fund and the investment sub-advisory agreements between TIC and each of Franklin Templeton Investments (Asia) Limited and Templeton Asset Management, Ltd. (each a Sub-Adviser), affiliates of TIC, on behalf of the Fund (each a Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of each Management Agreement. TIC and each Sub-Adviser are each referred to herein as a Manager.

In considering the continuation of each Management Agreement, the Board reviewed and considered information provided by each Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to each Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of each Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by each Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by each Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of each Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such

Management Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by each Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of each Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by each Manager and its affiliates; and management fees charged by each Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton Investments (FTI) or the Fund to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements in response to a guidance update in 2016 from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of particular areas, including derivatives and payments to intermediaries, by enhanced reporting.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Managers’ parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the FTI organization.

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TEMPLETON GLOBAL OPPORTUNITIES TRUST

SHAREHOLDER INFORMATION

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by each Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended December 31, 2017. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below.

The Performance Universe for the Fund included the Fund and all retail and institutional global multi-cap value funds. The Board noted that the Fund’s annualized total return for the one-and three-year periods was above the median of its Performance Universe, but for the five- and 10-year periods was below the median of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory. In doing so, the Board noted that the Fund’s annualized total return for the one-year period exceeded 22%. The Board further noted that the Fund is expected to close to new investors in April 2018 and proposing to reorganize into the Templeton Growth Fund, Inc. in August 2018.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers (Management Rate), if any, of the Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure as the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for funds with multiple classes of shares. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Fund included the Fund and six other global multi-cap value funds. The Board noted that the Management Rate for the Fund was above the median of its Expense Group, but its actual total expense ratio was equal to the median of its Expense Group. Acknowledging that the Fund is proposing to reorganize into the Templeton Growth Fund, Inc. in August 2018, the Board concluded that the Management Rate charged to the Fund is reasonable. In doing so, the Board noted that each Sub-Adviser is paid out of the management fee TIC receives from the Fund.

Profitability

The Board reviewed and considered information regarding the profits realized by each Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis that addresses the overall profitability of FTI’s U.S. fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2017, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, Pricewaterhouse-Coopers LLP, auditor to Franklin Resources, Inc. and certain Franklin Templeton funds, has been engaged to periodically review and assess the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

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SHAREHOLDER INFORMATION

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by each Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which each Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by each Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, extent and quality of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which each Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered each Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments each Manager incurs across the Franklin Templeton family of funds as a whole. The Board concluded that, to the extent economies of scale may be realized by each Manager and its affiliates, the Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of each Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report and Shareholder Letter
Templeton Global Opportunities Trust
Investment Manager
Templeton Investment Counsel, LLC
Subadvisors
Templeton Asset Management Ltd.
Franklin Templeton Investments (Asia) Limited
Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236 franklintempleton.com
Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2018 Franklin Templeton Investments. All rights reserved.	415 S 08/18

Item 2.	Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12 (a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services. N/A

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940, is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Company. N/A

Item 13.	Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GLOBAL OPPORTUNITIES TRUST

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer –
Finance and Administration

Date August 24, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer –
Finance and Administration

Date August 24, 2018

By	/s/ ROBERT G. KUBILIS
Robert G. Kubilis
Chief Financial Officer and
Chief Accounting Officer

Date August 24, 2018